Exhibit 99.1

Press Release — For Immediate Release
July 21, 2021

Penns Woods Bancorp, Inc. Reports Second Quarter 2021 Earnings

Williamsport, PA — July 21, 2021 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. achieved net income of $7.0 million for the six months ended June 30, 2021, resulting in basic and diluted earnings per share of $1.00.

Highlights

•Net income, as reported under GAAP, for the three and six months ended June 30, 2021 was $3.6 million and $7.0 million, respectively, compared to $3.8 million and $6.8 million for the same period of 2020. Results for the three and six months ended June 30, 2021 compared to 2020 were impacted by a decrease in after-tax securities gains of $45,000 (from a gain of $156,000 to a gain of $111,000) for the three month period and an increase in after-tax securities gains of $27,000 (from a gain of $178,000 to a gain of $205,000) for the six month period.

•The provision for loan losses decreased $295,000 and $530,000, respectfully, for the three and six months ended June 30, 2021, to $350,000 and $865,000 compared to $645,000 and $1.4 million for the 2020 periods. The provision for loan losses was elevated in 2020 due primarily to the uncertainty caused by the COVID-19 pandemic.

•Basic and diluted earnings per share for the three and six months ended June 30, 2021 were $0.51 and $1.00. Basic and diluted earnings per share for the three and six months ended June 30, 2020 were $0.53 and $0.97.

•Return on average assets was 0.76% for three months ended June 30, 2021, compared to 0.85% for the corresponding period of 2020. Return on average assets was 0.75% for the six months ended June 30, 2021, compared to 0.79% for the corresponding period of 2020.

•Return on average equity was 8.70% for the three months ended June 30, 2021, compared to 9.59% for the corresponding period of 2020. Return on average equity was 8.69% for the six months ended June 30, 2021, compared to 8.75% for the corresponding period of 2020.

COVID-19 Activity

•Approximately one third of employees working remotely.

•As of June 30, 2021, loan modification/deferral program in place to defer payments up to 180 days for principal and/or interest with only $7.9 million in loan principal remaining in deferral.

•All COVID-19 related loan deferrals meet the requirements to not be considered a troubled debt restructuring.

•Participated in the Paycheck Protection Program ("PPP") by primarily utilizing third parties to service and place the loans.

•Significantly reduced deposit rates during the latter half of March 2020 continuing through June 2021.

•Total paycheck protection program loans originated to be held on balance sheet at June 30, 2021 total $21.6 million.

Net Income

Net income from core operations (“core earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses, was $3.5 million for the three months ended June 30, 2021 compared to $3.6 million for the same period of 2020. Core earnings were $6.8 million for the six months ended June 30, 2021, compared to $6.7 million for the same period of 2020. Core earnings per share for the three months ended June 30, 2021 were $0.49 basic and diluted, compared to $0.51 basic and diluted core earnings per share for the same period of 2020. Core earnings per share for the six months ended June 30, 2021 were $0.97 basic and diluted, compared to $0.95 basic and diluted for the same period of 2020. Core return on average assets and core return on average equity were 0.74% and 8.43% for the three months ended June 30, 2021, compared to 0.81% and 9.19% for the corresponding period of 2020. Core return on average assets and core return on average equity were 0.73% and 8.44% for the six months ended June 30, 2021 compared to 0.77% and 8.52% for the corresponding period of 2020. A reconciliation of the non-GAAP financial measures of core earnings, core return on assets, core return on equity, and core earnings per share described in this press release to the comparable GAAP financial measures is included at the end of this press release.

Net Interest Margin

The net interest margin for the three and six months ended June 30, 2021 was 2.78% and 2.83%, compared to 3.01% and 3.09% for the corresponding period of 2020. The decrease in the net interest margin was driven by a decrease in the yield of the loan portfolio of 47 and 39 basis points ("bps"), while the investment portfolio yield declined 50 and 62 bps, respectively, during the current low interest rate environment. Further compressing the net interest margin was the significant increase of interest-bearing deposits. These deposits carry a current yield of a few basis points as commercial customers have received PPP funding and retail customers have received stimulus funding. Rates paid on interest-bearing deposit liabilities decreased 54 and 56 bps as rates paid were decreased significantly during 2020 due to the economic impact of COVID-19 prolonging the low interest rate environment. These deposit rate decreases have partially offset the decline in earning asset yield.

Assets

Total assets increased $56.5 million to $1.9 billion at June 30, 2021 compared to June 30, 2020.  Cash and cash equivalents increased significantly due to deposit growth resulting from the various economic recovery programs instituted at the state and federal levels that impacted both commercial and retail customers, coupled with customers becoming more risk averse and seeking safety in a bank deposit. Net loans decreased $12.9 million to $1.3 billion at June 30, 2021 compared to June 30, 2020, as the COVID-19 business and travel restrictions curtailed various lending activities such as indirect auto, home equity, and commercial. Lending activity began to rebound as business and travel restrictions were lessened during the second half of 2020 and continues to rebound in 2021. The investment portfolio increased $7.7 million from June 30, 2020 to June 30, 2021 as a portion of the excess cash liquidity was invested into short-term municipal bonds.

Non-performing Loans

The ratio of non-performing loans to total loans ratio decreased to 0.59% at June 30, 2021 from 0.82% at June 30, 2020 as non-performing loans have decreased to $7.9 million at June 30, 2021 from $11.1 million at June 30, 2020 primarily due to a commercial loan relationship that was paid-off during the fourth quarter of 2020. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $230,000 for the six months ended June 30, 2021 impacted the allowance for loan losses, which was 1.08% of total loans at June 30, 2021 compared to 0.96% at June 30, 2020.

Deposits

Deposits increased $89.4 million to $1.6 billion at June 30, 2021 compared to June 30, 2020. Noninterest-bearing deposits increased $59.0 million to $477.3 million at June 30, 2021 compared to June 30, 2020.  Driving deposit growth was the receipt of PPP funding by commercial customers, stimulus funding by retail customers, and customers becoming more risk averse and seeking safety in a bank deposit. Emphasis remains on increasing the utilization of electronic (internet and mobile) deposit banking among our customers. Utilization of internet and mobile banking has increased since the start of 2020 due to these efforts coupled with a change in consumer behavior due to the business and travel restrictions caused by the COVID-19 pandemic. The increased level of deposits have allowed for a decrease in short and long-term borrowings.

Shareholders’ Equity

Shareholders’ equity increased $7.3 million to $166.8 million at June 30, 2021 compared to June 30, 2020.  Accumulated other comprehensive loss of $1.4 million at June 30, 2021 increased from a loss of $1.0 million at June 30, 2020 primarily as a result of a change in the net excess of the projected benefit obligations under the defined benefit plan over the fair value of the plan’s assets, resulting in an increase in the net loss of $364,000. The current level of shareholders’ equity equates to a book value per share of $23.63 at June 30, 2021 compared to $22.66 at June 30, 2020, and an equity to asset ratio of 8.80% at June 30, 2021 compared to 8.68% at June 30, 2020. Dividends declared for the six months ended June 30, 2021 and 2020 were $0.64 per share, respectively.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates eighteen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, Union, and Blair Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group. Insurance products are offered through United Insurance Solutions, LLC, a joint venture that is a subsidiary of the holding company.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because these certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; (v) the effects of health emergencies, including the spread of infectious diseases or pandemics; or (vi) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.
Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	June 30,
(In Thousands, Except Share Data)	2021	2020	% Change
ASSETS:
Noninterest-bearing balances	$27,731	$26,932	2.97%
Interest-bearing balances in other financial institutions	199,389	188,242	5.92%
Federal funds sold	40,000	—	n/a
Total cash and cash equivalents	267,120	215,174	24.14%

Investment debt securities, available for sale, at fair value	171,783	164,369	4.51%
Investment equity securities, at fair value	1,269	1,291	(1.70)%
Investment securities, trading	43	37	16.22%
Restricted investment in bank stock, at fair value	15,120	14,849	1.83%
Loans held for sale	4,927	5,146	(4.26)%
Loans	1,337,947	1,349,347	(0.84)%
Allowance for loan losses	(14,438)	(12,977)	11.26%
Loans, net	1,323,509	1,336,370	(0.96)%
Premises and equipment, net	34,629	32,873	5.34%
Accrued interest receivable	8,363	8,068	3.66%
Bank-owned life insurance	34,005	29,368	15.79%
Investment in limited partnerships	4,795	1,596	200.44%
Goodwill	17,104	17,104	—%
Intangibles	568	777	(26.90)%
Operating lease right of use asset	2,946	3,231	(8.82)%
Deferred tax asset	3,624	3,284	10.35%
Other assets	5,065	4,827	4.93%
TOTAL ASSETS	$1,894,870	$1,838,364	3.07%

LIABILITIES:
Interest-bearing deposits	$1,086,352	$1,055,981	2.88%
Noninterest-bearing deposits	477,344	418,324	14.11%
Total deposits	1,563,696	1,474,305	6.06%

Short-term borrowings	7,520	15,133	(50.31)%
Long-term borrowings	141,051	171,885	(17.94)%
Accrued interest payable	961	1,530	(37.19)%
Operating lease liability	2,992	3,263	(8.31)%
Other liabilities	11,815	12,640	(6.53)%
TOTAL LIABILITIES	1,728,035	1,678,756	2.94%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $5.55, 22,500,000 shares authorized; 7,541,627 and 7,522,573 shares issued; 7,061,402 and 7,042,348 shares outstanding	41,897	41,792	0.25%
Additional paid-in capital	53,205	51,956	2.40%
Retained earnings	85,281	78,910	8.07%
Accumulated other comprehensive gain (loss):
Net unrealized gain on available for sale securities	4,085	4,194	(2.60)%
Defined benefit plan	(5,523)	(5,159)	(7.06)%
Treasury stock at cost, 480,225	(12,115)	(12,115)	—%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	166,830	159,578	4.54%
Non-controlling interest	5	30	(83.33)%
TOTAL SHAREHOLDERS' EQUITY	166,835	159,608	4.53%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,894,870	$1,838,364	3.07%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended June 30,			Six Months Ended June 30,
(In Thousands, Except Per Share Data)	2021	2020	% Change	2021	2020	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$13,099	$14,666	(10.68)%	$26,444	$29,323	(9.82)%
Investment securities:
Taxable	838	1,023	(18.08)%	1,657	2,033	(18.49)%
Tax-exempt	164	169	(2.96)%	335	314	6.69%
Dividend and other interest income	305	186	63.98%	565	535	5.61%
TOTAL INTEREST AND DIVIDEND INCOME	14,406	16,044	(10.21)%	29,001	32,205	(9.95)%

INTEREST EXPENSE:
Deposits	1,489	2,802	(46.86)%	3,173	5,837	(45.64)%
Short-term borrowings	2	7	(71.43)%	4	29	(86.21)%
Long-term borrowings	820	985	(16.75)%	1,659	1,928	(13.95)%
TOTAL INTEREST EXPENSE	2,311	3,794	(39.09)%	4,836	7,794	(37.95)%

NET INTEREST INCOME	12,095	12,250	(1.27)%	24,165	24,411	(1.01)%

PROVISION FOR LOAN LOSSES	350	645	(45.74)%	865	1,395	(37.99)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	11,745	11,605	1.21%	23,300	23,016	1.23%

NON-INTEREST INCOME:
Service charges	379	312	21.47%	762	861	(11.50)%
Debt securities gains, available for sale	137	186	(26.34)%	275	207	32.85%
Equity securities gains (losses)	4	10	(60.00)%	(19)	30	(163.33)%
Securities (losses) gains, trading	(1)	—	n/a	3	(14)	121.43%
Bank-owned life insurance	162	144	12.50%	335	336	(0.30)%
Gain on sale of loans	670	1,028	(34.82)%	1,578	1,472	7.20%
Insurance commissions	150	92	63.04%	307	219	40.18%
Brokerage commissions	207	186	11.29%	426	555	(23.24)%
Debit card income	398	310	28.39%	778	584	33.22%
Other	803	353	127.48%	1,078	808	33.42%
TOTAL NON-INTEREST INCOME	2,909	2,621	10.99%	5,523	5,058	9.19%

NON-INTEREST EXPENSE:
Salaries and employee benefits	5,672	5,230	8.45%	11,270	10,897	3.42%
Occupancy	717	626	14.54%	1,693	1,328	27.48%
Furniture and equipment	971	828	17.27%	1,780	1,688	5.45%
Software amortization	208	236	(11.86)%	406	486	(16.46)%
Pennsylvania shares tax	372	323	15.17%	724	608	19.08%
Professional fees	684	658	3.95%	1,267	1,280	(1.02)%
Federal Deposit Insurance Corporation deposit insurance	264	185	42.70%	485	379	27.97%
Marketing	140	56	150.00%	203	109	86.24%
Intangible amortization	50	59	(15.25)%	103	121	(14.88)%
Other	1,170	1,410	(17.02)%	2,268	2,825	(19.72)%
TOTAL NON-INTEREST EXPENSE	10,248	9,611	6.63%	20,199	19,721	2.42%
INCOME BEFORE INCOME TAX PROVISION	4,406	4,615	(4.53)%	8,624	8,353	3.24%
INCOME TAX PROVISION	813	851	(4.47)%	1,584	1,512	4.76%
NET INCOME	$3,593	$3,764	(4.54)%	$7,040	$6,841	2.91%
Earnings attributable to noncontrolling interest	5	4	25.00%	11	8	37.50%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$3,588	$3,760	(4.57)%	$7,029	$6,833	2.87%
EARNINGS PER SHARE - BASIC	$0.51	$0.53	(3.77)%	$1.00	$0.97	3.09%
EARNINGS PER SHARE - DILUTED	$0.51	$0.53	(3.77)%	$1.00	$0.97	3.09%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	7,059,667	7,041,629	0.26%	7,057,404	7,041,185	0.23%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	7,059,667	7,041,629	0.26%	7,057,404	7,041,185	0.23%
DIVIDENDS DECLARED PER SHARE	$0.32	$0.32	—%	$0.64	$0.64	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	June 30, 2021			June 30, 2020
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$46,926	$334	2.85%	$44,916	$348	3.12%
All other loans	1,285,853	12,835	4.00%	1,294,745	14,391	4.47%
Total loans	1,332,779	13,169	3.96%	1,339,661	14,739	4.43%

Federal funds sold	25,538	45	0.71%	—	—	—%

Taxable securities	148,415	1,051	2.87%	147,352	1,193	3.29%
Tax-exempt securities	36,469	208	2.31%	28,280	213	3.06%
Total securities	184,884	1,259	2.76%	175,632	1,406	3.26%

Interest-bearing deposits	218,868	48	0.09%	144,948	16	0.04%

Total interest-earning assets	1,762,069	14,521	3.31%	1,660,241	16,161	3.92%

Other assets	128,402			116,750

TOTAL ASSETS	$1,890,471			$1,776,991

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$225,625	28	0.05%	$190,243	67	0.14%
Super Now deposits	285,672	208	0.29%	251,691	409	0.65%
Money market deposits	309,749	256	0.33%	229,362	418	0.73%
Time deposits	256,345	997	1.56%	362,545	1,908	2.12%
Total interest-bearing deposits	1,077,391	1,489	0.55%	1,033,841	2,802	1.09%

Short-term borrowings	7,047	2	0.11%	11,174	7	0.83%
Long-term borrowings	141,076	820	2.33%	171,895	985	2.21%
Total borrowings	148,123	822	2.23%	183,069	992	2.12%

Total interest-bearing liabilities	1,225,514	2,311	0.76%	1,216,910	3,794	1.24%

Demand deposits	482,513			384,591
Other liabilities	17,384			18,583
Shareholders’ equity	165,060			156,907

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,890,471			$1,776,991
Interest rate spread			2.55%			2.68%
Net interest income/margin		$12,210	2.78%		$12,367	3.01%

	Three Months Ended June 30,
	2021	2020
Total interest income	$14,406	$16,044
Total interest expense	2,311	3,794
Net interest income	12,095	12,250
Tax equivalent adjustment	115	117
Net interest income (fully taxable equivalent)	$12,210	$12,367

	Six Months Ended
	June 30, 2021			June 30, 2020
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$46,177	$684	2.99%	$48,346	$752	3.13%
All other loans	1,289,660	25,904	4.05%	1,299,893	28,729	4.44%
Total loans	1,335,837	26,588	4.01%	1,348,239	29,481	4.40%

Federal funds sold	12,840	45	0.71%	—	—	—%

Taxable securities	146,740	2,083	2.88%	145,070	2,466	3.46%
Tax-exempt securities	36,420	424	2.36%	26,027	397	3.10%
Total securities	183,160	2,507	2.78%	171,097	2,863	3.40%

Interest-bearing deposits	207,495	94	0.09%	85,832	102	0.24%

Total interest-earning assets	1,739,332	29,234	3.39%	1,605,168	32,446	4.07%

Other assets	126,418			114,085

TOTAL ASSETS	$1,865,750			$1,719,253

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$220,161	72	0.07%	$184,042	158	0.17%
Super Now deposits	287,444	475	0.33%	235,758	833	0.71%
Money market deposits	307,885	523	0.34%	220,035	895	0.82%
Time deposits	255,408	2,103	1.66%	370,902	3,951	2.14%
Total interest-bearing deposits	1,070,898	3,173	0.60%	1,010,737	5,837	1.16%

Short-term borrowings	6,368	4	0.13%	11,011	29	0.53%
Long-term borrowings	141,279	1,659	2.37%	166,024	1,928	2.34%
Total borrowings	147,647	1,663	2.27%	177,035	1,957	2.22%

Total interest-bearing liabilities	1,218,545	4,836	0.80%	1,187,772	7,794	1.32%

Demand deposits	464,237			355,704
Other liabilities	21,227			19,551
Shareholders’ equity	161,741			156,226

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,865,750			$1,719,253
Interest rate spread			2.59%			2.75%
Net interest income/margin		$24,398	2.83%		$24,652	3.09%

	Six Months Ended June 30,
	2021	2020
Total interest income	$29,001	$32,205
Total interest expense	4,836	7,794
Net interest income	24,165	24,411
Tax equivalent adjustment	233	241
Net interest income (fully taxable equivalent)	$24,398	$24,652

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Operating Data
Net income	$3,588	$3,441	$3,901	$4,472	$3,760
Net interest income	12,095	12,070	11,967	11,845	12,250
Provision for loan losses	350	515	585	645	645
Net security gains	140	119	374	1,011	196
Non-interest income, excluding net security gains	2,769	2,495	2,701	3,024	2,423
Non-interest expense	10,248	9,951	9,640	9,707	9,611

Performance Statistics
Net interest margin	2.78%	2.88%	2.81%	2.76%	3.01%
Annualized return on average assets	0.76%	0.75%	0.85%	0.97%	0.85%
Annualized return on average equity	8.70%	8.59%	9.55%	11.05%	9.60%
Annualized net loan charge-offs to average loans	0.03%	0.04%	0.06%	0.06%	0.05%
Net charge-offs	114	116	211	193	168
Efficiency ratio	68.61%	67.96%	65.36%	64.89%	65.10%

Per Share Data
Basic earnings per share	$0.51	$0.49	$0.55	$0.63	$0.53
Diluted earnings per share	0.51	0.49	0.55	0.63	0.53
Dividend declared per share	0.32	0.32	0.32	0.32	0.32
Book value	23.63	23.25	23.27	23.05	22.66
Common stock price:	21.12
High	26.51	27.78	27.30	22.83	27.75
Low	23.03	20.55	19.61	19.61	20.01
Close	23.82	24.09	26.01	19.85	22.71
Weighted average common shares:
Basic	7,060	7,055	7,050	7,045	7,042
Fully Diluted	7,060	7,055	7,050	7,045	7,042
End-of-period common shares:
Issued	7,542	7,537	7,533	7,528	7,523
Treasury	480	480	480	480	480

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	6/30/2021	3/31/2021	12/31/2020	9/30/2020	6/30/2020
Financial Condition Data:
General
Total assets	$1,894,870	$1,896,192	$1,834,643	$1,840,779	$1,838,364
Loans, net	1,323,509	1,321,697	1,330,524	1,335,711	1,336,370
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	568	618	671	724	777
Total deposits	1,563,696	1,564,364	1,494,443	1,491,810	1,474,305
Noninterest-bearing	477,344	478,916	449,357	434,248	418,324
Savings	226,573	224,890	209,924	202,781	195,964
NOW	296,450	290,355	287,775	268,463	268,348
Money Market	301,405	324,207	283,742	274,480	247,753
Time Deposits	261,924	245,996	263,645	311,838	343,915
Total interest-bearing deposits	1,086,352	1,085,448	1,045,086	1,057,562	1,055,980

Core deposits*	1,301,772	1,318,368	1,230,798	1,179,972	1,130,389
Shareholders’ equity	166,830	164,059	164,142	162,422	159,578

Asset Quality
Non-performing loans	$7,931	$9,272	$10,334	$10,553	$11,097
Non-performing loans to total assets	0.42%	0.49%	0.56%	0.57%	0.60%
Allowance for loan losses	14,438	14,202	13,803	13,429	12,977
Allowance for loan losses to total loans	1.08%	1.06%	1.03%	1.00%	0.96%
Allowance for loan losses to non-performing loans	182.05%	153.17%	133.57%	127.25%	116.94%
Non-performing loans to total loans	0.59%	0.69%	0.77%	0.78%	0.82%

Capitalization
Shareholders’ equity to total assets	8.80%	8.65%	8.95%	8.82%	8.68%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in Thousands, Except Per Share Data)	2021	2020	2021	2020
GAAP net income	$3,588	$3,760	$7,029	$6,833
Less: net securities gains, net of tax	111	156	205	178
Non-GAAP core earnings	$3,477	$3,604	$6,824	$6,655

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Return on average assets (ROA)	0.76%	0.85%	0.75%	0.79%
Less: net securities gains, net of tax	0.02%	0.04%	0.02%	0.02%
Non-GAAP core ROA	0.74%	0.81%	0.73%	0.77%

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Return on average equity (ROE)	8.70%	9.59%	8.69%	8.75%
Less: net securities gains, net of tax	0.27%	0.40%	0.25%	0.23%
Non-GAAP core ROE	8.43%	9.19%	8.44%	8.52%

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Basic earnings per share (EPS)	$0.51	$0.53	$1.00	$0.97
Less: net securities gains, net of tax	0.02	0.02	0.03	0.02
Non-GAAP basic core EPS	$0.49	$0.51	$0.97	$0.95

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Diluted EPS	$0.51	$0.53	$1.00	$0.97
Less: net securities gains, net of tax	0.02	0.02	0.03	0.02
Non-GAAP diluted core EPS	$0.49	$0.51	$0.97	$0.95

COVID-19 Loan Deferrals as of June 30, 2021

(In Thousands)	Amount
Commercial, financial, and agricultural	$140
Real estate mortgage:
Residential	892
Commercial	6,890
Consumer automobile loans	—
Other consumer installment loans	9
Total loan deferrals	$7,931